INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2010
Goodwill and Intangible Assets Disclosure [Text Block]
4.	INTANGIBLE ASSETS.

Intangible assets consisted of the following (in thousands):

		December 31, 2010			December 31, 2009
	Useful Life (Years)	Gross	Accumulated Amortization/ Impairment	Net Book Value	Gross	Accumulated Amortization/ Impairment	Net Book Value
Non-Amortizing:
Kinergy tradename		$2,678	$—	$2,678	$2,678	$—	$2,678
Amortizing:
Customer relationships	10	4,741	(2,737)	2,004	4,741	(2,263)	2,478
Pacific Ethanol tradename	2	800	(100)	700	—	—	—
Total Intangible Assets, net		$8,219	$(2,837)	$5,382	$7,419	$(2,263)	$5,156

Kinergy Tradename – The Company recorded a tradename valued at $2,678,000 in 2006 as part of its acquisition of Kinergy. The Company determined that the tradename has an indefinite life and therefore, rather than being amortized, will be tested annually for impairment. The Company did not record any impairment on its tradename for the years ended December 31, 2010 and 2009.

Customer Relationships – The Company recorded customer relationships valued at $4,741,000 as part of its acquisition of Kinergy. The Company has established a useful life of ten years for these customer relationships.

Pacific Ethanol Tradename – The Company recorded a tradename valued at $800,000 as part of its acquisition of its ownership interest in New PE Holdco, which relates to its marketing and management agreements with Pacific Ethanol, Inc. The Company has established a useful life of two years for this intangible asset.

Amortization expense associated with intangible assets totaled $574,000 and $474,000 for the years ended December 31, 2010 and 2009, respectively. The weighted-average unamortized life of the intangible assets is 3.6 years.

The expected amortization expense relating to amortizable intangible assets in each of the five years after December 31, 2010 are (in thousands):

Years Ended December 31,	Amount
2011	$874
2012	774
2013	474
2014	474
2015	108
Total	$2,704